UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

October 19, 2004

Date of Report (Date of Earliest Event Reported)

THE PEOPLES HOLDING COMPANY

(Exact Name of Registrant as Specified in its Charter)

Mississippi	1-13253	64-0676974
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

209 Troy Street, Tupelo, Mississippi 38802-0709

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, including area code: (662) 680-1001

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 19, 2004, The Peoples Holding Company issued a press release announcing third quarter earnings for 2004. The press release is furnished as Exhibit 99.1 to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) The following exhibit is filed herewith:

99.1	Press Release, dated October 19, 2004, issued by The Peoples Holding Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PEOPLES HOLDING COMPANY
Registrant

DATE: October 19, 2004	/s/ E. Robinson McGraw
E. Robinson McGraw
President & Chief Executive Officer

EXHIBIT INDEX
EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release, dated October 19, 2004, issued by The Peoples Holding Company.